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                                                                   EXHIBIT 23.01

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts."

Hein + Associates LLP
Houston, Texas

December 14, 1998